UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 9, 2007

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2007, the registrant, Halo Technology Holdings, Inc. ("Halo" or the "Company") entered into that certain Amended and Restated Employment Agreement, Amendment to Stock Option Agreement and Amendment to Non-Competition Agreement with Mark Finkel (the "Amendment Agreement"). The Amendment Agreement amends and restates that certain Employment Agreement made as of December 28, 2005 (the "Employment Agreement") and amends that certain Non-Competition/Non-Solicitation Agreement dated as of December 28, 2005 (the "Non-Competition Agreement") and that certain Incentive Stock Option Agreement dated as of January 4, 2006 (the "Stock Option Agreement"). A copy of the Employment Agreement was filed as Exhibit 10.111 to the Company’s Current Report on Form 8-K filed on January 4, 2006 and a copy of the Non-Competition Agreement was filed as Exhibit 10.112 to the Company’s Current Report on Form 8-K filed on January 4, 2006; such agreements are incorporated herein by reference. A copy of the form of Stock Option Agreement entered into with Mr. Finkel was attached as Exhibit 10.91 to the Company’s third Current Report on form 8-K filed on October 27, 2005, and is hereby incorporated by reference.

Pursuant to the Amendment Agreement, effective upon the filing of the Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2006 (the "Quarterly Report"), which was filed February 14, 2007, Mr. Finkel resigned from the positions as the Company’s President, Chief Financial Officer and Principal Financial Officer. Mr. Finkel will continue to be employed by the Company as its Director of the Office of Strategic Operations. The term of the Non-Competition Agreement was amended to coincide with the term of the Amendment Agreement. The Amendment Agreement also provides that any vested options under the Stock Option Agreement may be exercised by Executive in accordance with the terms of the Stock Option Agreement on or before March 31, 2007.

A copy of the Amendment Agreement is attached as Exhibit 10.145 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the Amendment Agreement is qualified in its entirety by reference to the full text thereof.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Executive Officer

Pursuant to the Amendment Agreement described above in Item 1.01 of this Current Report, on February 14, 2007, Mr. Mark Finkel resigned from his positions as the Company’s President, Chief Financial Officer and Principal Financial Officer and is no longer an executive officer of the Company. Mr. Finkel will continue to be employed by the Company as its Director of the Office of Strategic Operations.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.145 Amended and Restated Employment Agreement with Mark Finkel

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

February 15, 2007	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

10.145	Amended and Restated Employment Agreement with Mark Finkel